Statements of Net Assets Available for Benefits - EBP 033 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value	$ 1,827,477,558	$ 1,640,963,572
Receivables:
Notes receivable from participants	28,020,647	27,192,303
Employer contributions	16,129,199	27,086,038
Total receivables	44,149,846	54,278,341
Net assets available for benefits	$ 1,871,627,404	$ 1,695,241,913